UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 04, 2025

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed by IPC Alternative Real Estate Income Trust, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) to present information about the prior performance of programs sponsored by certain affiliates of Inland Real Estate Investment Corporation, the Company’s sponsor. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-272750).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC ALTERNATIVE REAL ESTATE INCOME TRUST, INC.

Date:	April 4, 2025	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer

PRIOR PERFORMANCE TABLES

The following prior performance tables provide information relating to certain real estate investment programs sponsored by our sponsor, Inland Real Estate Investment Corporation, and its affiliates, collectively referred to herein as the prior programs. These prior programs focus on investing in commercial real estate or commercial real estate debt. Each individual prior program has its own specific investment objectives. We consider a program to have investment objectives similar to ours if the program seeks steady income and potential capital appreciation by investing in stabilized or substantially stabilized commercial real estate. Of those programs sponsored by our sponsor or its affiliates during the ten-year period ended December 31, 2024, we consider only the following programs to have investment objectives similar to ours: Inland Real Estate Income Trust, Inc. (“IREIT”), Inland Residential Properties Trust, Inc. (“Inland Residential”), MH Ventures 2019-1, LLC (“MH-2019”), and MH Ventures Fund II, Inc. (“MH Ventures II”) and IVP MHC Fund III, LLC (“MHC Fund III”). We have presented all prior programs that have investment objectives similar to ours and certain other recent programs that do not have investment objectives similar to ours, as required by applicable SEC guidance. MHC Fund III has not been included in the disclosure below because it continues to raise capital on a private placement basis.

This information should be read together with the summary information included in the “Prior Performance” section of this prospectus.

By purchasing shares in this offering, you will not acquire any ownership interest in any prior real estate programs to which the information in this section relates and you should not assume that you will experience returns, if any, comparable to those experienced by the investors in the prior programs discussed. Further, certain of the prior programs discussed in this section were conducted through privately held entities that were subject neither to the fees and expenses associated with this offering nor all of the laws and regulations that will apply to us as a publicly offered REIT.

Description of the Tables

The following tables are included herein:

Table I - Experience in Raising and Investing Funds

Table II - (Omitted) Compensation to Sponsor has been omitted since compensation data is included in Table IV—Results of Completed Programs.

Table III - Operating Results of Prior Programs

Table IV - Results of Completed Programs

Table V - Sales or Disposals of Property

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS

The following table provides a summary of the experience of our sponsor or its affiliates in investing and raising funds in prior programs for which the offerings have closed after January 1, 2022. Information is provided pertaining to the timing and length of the offering and the time period over which the proceeds have been invested in the properties. MH Ventures II has investment objectives similar to ours.

	MH Ventures Fund II, Inc.	IPC Student Housing Portfolio DST(1)	InPoint Commercial Real Estate Income, Inc.(2)
Dollar amount offered	$150,000,000	$163,950,253	$4,250,000,000
Dollar amount raised	$159,996,477	$163,950,253	$42,814,000

Length of offering (in months)	61	16	N/A(3)

Months to invest 90% of amount available for investment (measured from date of offering)	N/A	N/A	N/A(3)
(1)
IPC Student Housing Portfolio DST is a private placement program sponsored by IPC. This program does not have investment objectives similar to ours, but was selected for this table because its offering closed after January 1, 2022 and it invested in the same alternative property types in which we intend to invest.
(2)
This table depicts the amount offered and raised through InPoint’s public offerings of common stock, including distribution reinvestment plans. The presentation does not include InPoint’s private offering of up to $500 million in Class P shares or its underwritten public offering of Series A Preferred Stock. InPoint issued and sold 10,258,094 Class P shares in its private offering for total gross proceeds of $276.7 million. InPoint received net proceeds in the Preferred Stock Offering of $86.3 million after underwriter’s discount and issuance costs. Although InPoint has been included for purposes of this table, we do not consider InPoint to have investment objectives similar to ours.
(3)
InPoint’s second public offering was suspended by its board of directors effective as of January 30, 2023.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

The following table sets forth the unaudited operating results of prior programs sponsored by our sponsor or its affiliates, the offerings of which have closed or are open-ended after January 1, 2020. For these programs, this table shows: the income or loss of such programs (except as otherwise noted, based on U.S. generally accepted accounting principles (“GAAP”)); the cash they generated from operations, sales and financings; and information regarding cash distributions. MH-2019 and MH Ventures II have investment objectives similar to ours. Unless otherwise indicated, all amounts are as of and for the year ended December 31 for the year indicated.

MH Ventures 2019-1, LLC
	2020	2021	2022(1)
Selected Operating Results
Operating revenues	$6,895,848	$6,581,558	$(55,611)
Operating expenses	$5,423,101	$(27,820,699)	$252,758
Interest expense	$1,705,018	$1,667,442	$0
Operating income	$1,472,747	$34,402,257	$(308,369)
Net income – GAAP basis	$(232,270)	$32,734,814	$(308,369)

Summary Statements of Cash Flows
Cash flows provided by operating activities	$1,278,015	$1,703,401	$(308,369)
Cash flows provided by investing activities	$91,625	$49,958,933	$0
Cash flows provided by financing activities	$(1,486,882)	$(50,947,539)	$0

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	$1,492,000	$50,783,613	$1,549,986
Amount of reinvested distributions paid to common stockholders	–	–	–
Total distributions paid to common stockholders	$1,492,000	$50,783,613	$1,549,986

Sources of Distributions (per $1,000 invested)
From operations	$1,492,000	$1,500,000	–
From sales of properties	–	$49,283,613	$1,549,986
From debt financing	–	–	–
From offering proceeds	–	–	–
From other sources	–	–	–

Summary Balance Sheet
Total assets (before depreciation/amortization)	$57,677,711	$2,015,578	$0
Total assets (after depreciation)	$54,785,387	$2,015,578	$0
Total liabilities	$34,877,670	$156,661	$0

Share Valuation
Estimated per share at December 31st(2)	N/A	N/A	N/A
(1) On November 23, 2021, MH-2019 sold all 13 communities for $93.0 million. Therefore, no information is presented for the years ended December 31, 2023 and 2024.
(2) MH-2019 was offered on a private placement basis and did not report a net asset value per share.

MH Ventures Fund II, Inc.
	2022	2023	2024
Selected Operating Results
Operating revenues	$6,175,846	$10,096,636	$10,725,146
Operating expenses	$8,771,399	$10,337,285	$10,500,770
Interest expense	$503,831	$101,997	–
Operating income	$(2,595,553)	$(240,649)	$224,376
Net income – GAAP basis	$(3,099,384)	$(342,647)	$224,376

Summary Statements of Cash Flows
Cash flows provided by operating activities	$2,793,000	$4,520,000	$4,447,000
Cash flows provided by investing activities	$(69,971,000)	$(8,100,000)	$(2,644,000)
Cash flows provided by financing activities	$93,721,000	$(16,936,000)	$(4,933,000)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	$3,016,970	$4,933,089	$4,933,102
Amount of reinvested distributions paid to common stockholders	–	–	–
Total distributions paid to common stockholders	$ 3,016,970	$4,933,089	$4,933,102

Sources of Distributions (per $1,000 invested)
From operations	$3,016,970	$4,933,089	$4,933,102
From sales of properties	–	–	–
From debt financing	–	–	–
From offering proceeds	–	–	–
From other sources	–	–	–

Summary Balance Sheet
Total assets (before depreciation/amortization)	$156,686,000	$143,335,000	$142,719,000
Total assets (after depreciation)	$153,496,000	$136,401,000	$131,763,000
Total liabilities	$13,416,000	$1,600,000	$1,670,000

Share Valuation
Estimated per share at December 31st(1)	N/A	N/A	N/A
(1) MH Ventures II was offered on a private placement basis and did not report a net asset value per share.

InPoint Commercial Real Estate Income, Inc.
	2022	2023	2024
Selected Operating Results
Operating revenues	$59,415,000	$80,973,000	$60,890,000
Operating expenses	$(24,277,000)	$(19,554,000)	$(10,361,000)
Interest expense	$(21,371,000)	$(42,195,000)	$(36,501,000)
Operating income	$10,179,000	$(4,438,000)	$12,669,000
Net income – GAAP basis	$10,179,000	$(4,438,000)	$12,669,000

Summary Statements of Cash Flows
Cash flows provided by operating activities	$18,512,000	$16,197,000	$17,976,000
Cash flows provided by investing activities	$(180,560,000)	$96,529,000	$127,587,000
Cash flows provided by financing activities	$134,187,000	$(87,991,000)	$(135,157,000)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	$12,446,000	$12,509,000	$12,602,000
Amount of reinvested distributions paid to common stockholders	$725,000	$85,000	$0
Total distributions paid to common stockholders	$13,171,000	$12,594,000	$12,602,000

Sources of Distributions (per $1,000 invested)
From operations	100.0%	100.0%	100.0%
From sales of properties	–	–	–
From debt financing	–	–	–
From offering proceeds	–	–	–
From other sources	–	–	–

Summary Balance Sheet
Total assets (before depreciation/amortization)	$914,495,000	$780,346,000	$662,853,000
Total assets (after depreciation)	$914,495,000	$780,346,000	$661,315,000
Total liabilities	$633,938,000	$529,795,000	$416,736,000

Share Valuation
Estimated per share at December 31st	$19.4829	$16.8995	$16.3513

Fayetteville Student Housing DST(1), (2)
	2022	2023	2024
Selected Operating Results
Operating revenues	$2,923,436	$3,838,678	$4,183,230
Operating expenses	$138,888	$139,190	$134,925
Interest expense	$1,267,007	$1,267,007	$1,270,478
Operating income	$1,517,541	$2,422,887	$2,422,887
Net income	$1,523,129	$2,486,255	$2,486,255

Summary Statements of Cash Flows
Cash flows provided by operating activities	$1,523,129	$2,486,255	$2,864,854
Cash flows provided by investing activities	$(28,453)	$(644,019)	$(991,311)
Cash flows provided by financing activities	–	–	–

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	$1,778,868	$1,778,868	$1,778,868
Amount of reinvested distributions paid to common stockholders	–	–	–
Total distributions paid to common stockholders	$1,778,868	$1,778,868	$1,778,868

Sources of Distributions (per $1,000 invested)
From operations	100%	100%	100%
From sales of properties	–	–	–
From debt financing	–	–	–
From offering proceeds	–	–	–
From other sources	–	–	–

Summary Balance Sheet(3)
Total assets (before depreciation/amortization)	N/A	N/A	N/A
Total assets (after depreciation)	N/A	N/A	N/A
Total liabilities	N/A	N/A	N/A

Share Valuation
Estimated per share at December 31st(4)	N/A	N/A	N/A

(1) Fayetteville Student Housing DST is a private placement program sponsored by IPC. This program does not have investment objectives similar to ours, but was selected for this table because its offering closed after January 1, 2020 and it invested in the same alternative property types in which we intend to invest.

(2) Results are not presented in accordance with GAAP, but rather presented on a modified accrual basis at the property level.

(3) Because this program was designed for, but not limited to, prospective investors seeking to defer the recognition of gain on the sale of other real property under Section 1031 of the Code, and because each investor has its own tax basis, IPC does not maintain a balance sheet for this program.

(4) Fayetteville Student Housing DST was offered on a private placement basis and did not report a net asset value per share.

Rochester MN Senior Living DST(1), (2)
	2022	2023	2024
Selected Operating Results	$3,166,847	$4,574,982	$2,990,316
Operating revenues	($102,731)	($139,190)	($139,890)
Operating expenses	N/A	N/A	N/A
Interest expense	$3,053,212	$4,531,957	$5,085,635
Operating income
Net income – GAAP basis

Summary Statements of Cash Flows	$3,053,212	$4,531,957	$5,085,635
Cash flows provided by operating activities	($156,343)	($1,449,866)	($1,980,958)
Cash flows provided by investing activities	–	–	–
Cash flows provided by financing activities

Amount and Source of Distributions	$2,896,869	$2,990,316	$2,990,316
Amount of cash distributions paid to common stockholders	–	–	–
Amount of reinvested distributions paid to common stockholders	$2,896,869	$2,990,316	$2,990,316
Total distributions paid to common stockholders	$3,166,847	$4,574,982	$2,990,316

Sources of Distributions (per $1,000 invested)
From operations	100%	100%	100%
From sales of properties	–	–	–
From debt financing	–	–	–
From offering proceeds	–	–	–
From other sources –	–	–	–

Summary Balance Sheet(3)
Total assets (before depreciation/amortization)	N/A	N/A	N/A
Total assets (after depreciation)	N/A	N/A	N/A
Total liabilities	N/A	N/A	N/A

Share Valuation
Estimated per share at December 31st(4)	N/A	N/A	N/A

(1) Rochester MN Senior Living DST is a private placement program sponsored by IPC. This program does not have investment objectives similar to ours, but was selected for this table because its offering closed after January 1, 2020 and it invested in the same alternative property types in which we intend to invest.

(2) Results are not presented in accordance with GAAP, but rather presented on a modified accrual basis at the property level.

(3) Because this program was designed for, but not limited to, prospective investors seeking to defer the recognition of gain on the sale of other real property under Section 1031 of the Code, and because each investor has its own tax basis, IPC does not maintain a balance sheet for this program.

(4) Rochester MN Senior Living DST was offered on a private placement basis and did not report a net asset value per share.

TABLE IV

RESULTS OF COMPLETED PROGRAMS

The following table summarizes information on the results of the prior programs that have completed operations during the five-year period ended December 31, 2024. Only MH-2019 has investment objectives similar to ours.

Self-Storage Portfolio I DST, Self-Storage Portfolio II DST, Self-Storage Portfolio IV DST and San Marcos Student Living DST were private placement programs sponsored by IPC. These programs do not have investment objectives similar to ours, but were selected for this table because they were completed within the five-year period ended December 31, 2024 and invested in the same alternative property types in which we intend to invest.

	MH Ventures 2019-1, LLC	Self-Storage Portfolio I DST	Self-Storage Portfolio II DST	Self-Storage Portfolio IV DST	San Marcos Student Living DST
Date of completion of operations	10/31/2022	10/21/2021	10/20/2021	10/21/2021	08/06/2024

Duration of operations (months)	41	66	59	54	106

Dollar amount raised	$23,980,477	$49,364,432	$21,384,982	$26,755,741	$24,321,998

Annualized return on investment	34%	10.78%	16.69%	16.71%	5.54%

Median annual leverage	64%	52%	47%	54%	51%

Aggregate compensation paid or reimbursed to the Sponsor and its Affiliates	$2,573,855(1)	$3,034,414	$1,601,087	$1,282,438	$1,627,615

(1) Does not include Class B incentive fee payments from the disposition of the portfolio.

TABLE V

SALES OR DISPOSALS OF PROPERTY

The following table summarizes all sales or disposals of property by the prior programs with similar investment objectives to ours during the three-year period ended December 31, 2024.

Property	Date Acquired	Date of Sale	Cash received net of closing costs	Mortgage balance at time of sale	Purchase money mortgage taken back by program	Adjustments resulting from application of GAAP	Total	Original Mortgage Financing	Total acquisition cost, capital improvement, closing and soft costs	Total	Excess (deficiency) of property operating cash receipts over cash expenditures
Loan Secured by Office Property in Reston, VA(1)	3/5/2021	9/30/2024	$13,923,548	$12,994,927	–	–	$12,994,927	$12,994,927	$12,994,927	$12,994,927	$928,621

(1)
Owned by InPoint. Although InPoint has been included for purposes of this table, we do not consider InPoint to have investment objectives similar to ours.